                                                                    EXHIBIT 4.bi

                      RESOLUTIONS OF THE PRICING COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                                MASCO CORPORATION
                                  JUNE 24, 2002

         WHEREAS, Masco Corporation, a Delaware corporation (the "Company") the Company has filed Registration Statements (Nos. 333-58034 and 333-73802) on Form S-3 with the Securities and Exchange Commission, which are in effect;

         WHEREAS, the Company desires to create a series of securities under the indenture dated as of February 12, 2001 (the "Indenture"), with Bank One Trust Company, National Association, (the "Trustee"), providing for the issuance from time to time of unsecured debentures, notes or other evidences of indebtedness of this Company ("Securities") in one or more series under such Indenture; and

         WHEREAS, capitalized terms used in these resolutions and not otherwise defined are used with the same meaning ascribed to such terms in the Indenture;

         THEREFORE, BE IT RESOLVED, that there is established a series of Securities under the Indenture, the terms of which shall be as follows:

                  1. The Securities of such series shall be designated as the "5-7/8% Notes Due 2012."

                  2. The aggregate principal amount of Securities of such series which may be authenticated and delivered under the Indenture is limited to Five Hundred Million Dollars ($500,000,000), except for Securities of such series authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Sections 3.04, 3.05, 3.06, 9.06 or 11.07 of the Indenture.

                  3. The date on which the principal of the Securities of such series shall be payable is July 15, 2012.

                  4. The Securities of such series shall bear interest from June 27, 2002 at the rate of 5-7/8% per annum, payable semi-annually on January 15 and July 15 of each year commencing on January 15, 2003 until the principal thereof is paid or made available for payment. The January 1 or July 1 (whether or not a business day), as the case may be, next preceding each such interest payment date shall be the "record date" for the determination of holders to whom interest is payable.

                  5. The Securities shall be issued initially in the form of global securities registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), and will be held by the Trustee as custodian for DTC. The Securities shall be subject to the procedures of DTC and will not be issued in definitive registered form.

                  6. The principal of and interest on the Securities of such series shall be payable at the office or agency of this Company maintained for such purpose in Chicago, Illinois or at any other office or agency designated by the Company for such purpose pursuant to the Indenture.

                  7. The Securities of such series shall be subject to redemption in whole or in part prior to maturity, at the Company's option, at a redemption price established in accordance with current market practice, substantially as follows: the redemption price shall be equal to the greater of (i) 100% of the principal amount of the Securities plus accrued interest to the redemption date, or (ii) the sum of the present values of the remaining principal amount and scheduled payments of interest on the Securities of such series to be redeemed (other than accrued interest to the redemption date), discounted to the redemption date on a semi-annual basis at the appropriate treasury rate plus 25 basis points plus accrued interest to the redemption date.

                  8. The Securities of such series shall be issuable in denominations of One Thousand Dollars ($1,000) and any integral multiples thereof.

                  9. The Securities shall be issuable at a price such that this Company shall receive Four Hundred Ninety Million Seven Hundred Sixty-Five Thousand Dollars ($490,765,000) after an underwriting discount of Three Million Two Hundred Fifty Thousand Dollars ($3,250,000).

                  10. The Securities shall be subject to Defeasance and discharge pursuant to Section 4.02 of the Indenture and to Covenant Defeasance pursuant to Section 10.06 of the Indenture with respect to any term, provision or condition set forth in any negative or restrictive covenant of the Company applicable to the Securities.

         FURTHER RESOLVED, that the Securities of such series are declared to be issued under the Indenture and subject to the provisions hereof;

         FURTHER RESOLVED, that the Chairman of the Board, the President or any Vice President of the Company is authorized to execute, on the Company's behalf and in its name, and the Secretary or any Assistant Secretary of the Company is authorized to attest to such execution and under the Company's seal (which may be in the form of a facsimile of the Company's seal), $500,000,000 aggregate principal amount of the Securities of such series (and in addition Securities to replace lost, stolen, mutilated or destroyed Securities and Securities required for exchange, substitution or transfer, all as provided in the Indenture) and to deliver such Securities to the Trustee for authentication, and the Trustee is authorized and directed thereupon to authenticate and deliver the same to or upon the written order of this Company as provided in the Indenture;

         FURTHER RESOLVED, that the signatures of the Company officers so authorized to execute the Securities of such series may be the manual or facsimile signatures of the present or any future authorized officers and may be imprinted or otherwise reproduced thereon, and the Company for such purpose adopts each facsimile signature as binding upon it notwithstanding the fact thatat the time the respective Securities shall be authenticated and delivered or disposed of, the individual so signing shall have ceased to hold such office;

         FURTHER RESOLVED, that Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., Banc One Capital Markets, Inc., Barclays Capital Inc. and Commerzbank Capital Markets Corp. are appointed underwriters for the issuance and sale of the Securities of such series, and the Chairman of the Board, the President or any Vice President of the Company is authorized, in the Company's name and on its behalf, to execute and deliver an Underwriting Agreement, substantially in the form heretofore approved by the Company's Board of Directors, with such underwriters, with such changes and insertions therein as are appropriate to conform such Underwriting Agreement to the terms set forth herein or otherwise as the officer executing such Underwriting Agreement shall approve and as are not inconsistent with these resolutions, such approval to be conclusively evidenced by such officer's execution and delivery of the Underwriting Agreement;

         FURTHER RESOLVED, that Bank One Trust Company, National Association, the Trustee under the Indenture, is appointed trustee for Securities of such series, and as Agent of this Company for the purpose of effecting the registration, transfer and exchange of the Securities of such series as provided in the Indenture, and the corporate trust office of Bank One Trust Company, National Association, in Chicago, Illinois is designated pursuant to the Indenture as the office or agency of the Company where such Securities may be presented for registration, transfer and exchange and where notices and demands to or upon this Company in respect of the Securities and the Indenture may be served;

         FURTHER RESOLVED, that Bank One Trust Company, National Association, is appointed Paying Agent of this Company for the payment of interest on and principal of the Securities of such series, and the corporate trust office of Bank One Trust Company, National Association, is designated, pursuant to the Indenture, as the office or agency of the Company where Securities may be presented for payment; and

         FURTHER RESOLVED, that each of the Company's officers is authorized and directed, on behalf of the Company and in its name, to do or cause to be done everything such officer deems advisable to effect the sale and delivery of the Securities of such series pursuant to the Underwriting Agreement and otherwise to carry out the Company's obligations under the Underwriting Agreement, and to do or cause to be done everything and to execute and deliver all documents as such officer deems advisable in connection with the execution and delivery of the Underwriting Agreement and the execution, authentication and delivery of such Securities (including, without limiting the generality of the foregoing, delivery to the Trustee of the Securities for authentication and of requests or orders for the authentication and delivery of Securities).

                      RESOLUTIONS OF THE PRICING COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                                MASCO CORPORATION
                                OCTOBER 10, 2002

         WHEREAS, Masco Corporation, a Delaware corporation (the "Company"), has filed Registration Statement (No. 333-73802) on Form S-3 with the Securities and Exchange Commission, which is in effect;

         WHEREAS, pursuant to resolutions adopted by this Board on February 13, 2002, the Company is authorized to maintain and have available for issuance from time to time up to $2 billion initial offering price of securities;

         WHEREAS, under the authority heretofore granted by this Board and pursuant to Rule 462(b) of the Securities Exchange Act of 1933, as amended, the Company intends to file a Registration Statement on Form S-3.

         WHEREAS, on June 27, 2002 the Company issued a series of securities designated as the "5-7/8% Notes Due 2012" (the "Initial Securities") in the amount of $500,000,000 under the indenture dated as of February 12, 2001 (the "Indenture"), with Bank One Trust Company, National Association, (the "Trustee"), which Indenture provides for the issuance from time to time of unsecured debentures, notes or other evidences of indebtedness of this Company in one or more series under such Indenture;

         WHEREAS, the Company desires to issue $350,000,000 aggregate principal amount of 5-7/8% Notes Due 2012 having all the attributes and in the same series as the Initial Securities;

         WHEREAS, capitalized terms used in these resolutions and not otherwise defined are used with the same meaning ascribed to such terms in the Indenture;

         THEREFORE, BE IT RESOLVED, that the Company is authorized to issue an additional $350,000,000 of the 5-7/8% Notes Due 2012 (the "Additional Securities"), which notes together with the $500,000,000 aggregate principal amount of the Initial Securities issued on June 27, 2002 will constitute one series of notes for all purposes under the Indenture;

         RESOLVED, that the aggregate principal amount of the Additional Securities which may be authenticated and delivered under the Indenture is limited to Three Hundred Fifty Million Dollars ($350,000,000), except for Additional Securities of such series authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other securities of such series pursuant to Sections 3.04, 3.05, 3.06, 9.06 or 11.07 of the Indenture;

         FURTHER RESOLVED, that the Additional Securities shall be issued initially in the form of global securities registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), and will be held by the Trustee as custodian for DTC, and the Additional Securities shall be subject to the procedures of DTC and will not be issued in definitive registered form;

         FURTHER RESOLVED, that the Additional Securities shall be issuable at a price such that this Company shall receive Three Hundred Fifty-Six Million Sixty-Nine Thousand Dollars ($356,069,000) after an underwriting discount of Two Million Two Hundred Seventy-Five Thousand Dollars ($2,275,000) and shall bear interest from June 27, 2002;

         FURTHER RESOLVED, that the Chairman of the Board, the President or any Vice President of the Company is authorized to execute, on the Company's behalf and in its name, and the Secretary or any Assistant Secretary of the Company is authorized to attest to such execution and under the Company's seal (which may be in the form of a facsimile of the Company's seal), $350,000,000 aggregate principal amount of the Additional Securities (and in addition Securities to replace lost, stolen, mutilated or destroyed Additional Securities and Securities required for exchange, substitution or transfer, all as provided in the Indenture) and to deliver such Additional Securities to the Trustee for authentication, and the Trustee is authorized and directed thereupon to authenticate and deliver the same to or upon the written order of this Company as provided in the Indenture;

         FURTHER RESOLVED, that the signatures of the Company officers so authorized to execute the Additional Securities of such series may be the manual or facsimile signatures of the present or any future authorized officers and may be imprinted or otherwise reproduced thereon, and the Company for such purpose adopts each facsimile signature as binding upon it notwithstanding the fact that at the time the respective Additional Securities shall be authenticated and delivered or disposed of, the individual so signing shall have ceased to hold such office;

         FURTHER RESOLVED, that Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., Banc One Capital Markets, Inc., Barclays Capital Inc. and Commerzbank Capital Markets Corp. are appointed underwriters for the issuance and sale of the Additional Securities, and the Chairman of the Board, the President or any Vice President of the Company is authorized, in the Company's name and on its behalf, to execute and deliver an Underwriting Agreement, substantially in the form heretofore approved by the Company's Board of Directors, with such underwriters, with such changes and insertions therein as are appropriate to conform such Underwriting Agreement to the terms set forth herein or otherwise as the officer executing such Underwriting Agreement shall approve and as are not inconsistent with these resolutions, such approval to be conclusively evidenced by such officer's execution and delivery of the Underwriting Agreement;

         FURTHER RESOLVED, that Bank One Trust Company, National Association, the Trustee under the Indenture and for the Initial Securities, is appointed trustee for the Additional Securities, and as Agent of this Company for the purpose of effecting the registration, transfer and exchange of the Additional Securities as provided in the Indenture, and the corporate trust office of Bank One Trust Company, National Association, in Chicago, Illinois is designated pursuant to the Indenture as the office or agency of the Company where such Additional Securities may be presented for registration, transfer and exchange and where notices and demands to or upon this Company in respect of the Additional Securities and the Indenture may be served;

         FURTHER RESOLVED, that Bank One Trust Company, National Association, is appointed Paying Agent of this Company for the payment of interest on and principal of the Additional Securities of such series, and the corporate trust office of Bank One Trust Company, National Association, is designated, pursuant to the Indenture, as the office or agency of the Company where the Additional Securities may be presented for payment; and

         FURTHER RESOLVED, that each of the Company's officers is authorized and directed, on behalf of the Company and in its name, to do or cause to be done everything such officer deems advisable to effect the sale and delivery of the Additional Securities of such series pursuant to the Underwriting Agreement and otherwise to carry out the Company's obligations under the Underwriting Agreement, and to do or cause to be done everything and to execute and deliver all documents as such officer deems advisable in connection with the execution and delivery of the Underwriting Agreement and the execution, authentication and delivery of such Additional Securities (including, without limiting the generality of the foregoing, delivery to the Trustee of the Additional Securities for authentication and of requests or orders for the authentication and delivery of the Additional Securities).

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, 55 WATER STREET, NEW YORK, NEW YORK (THE "DEPOSITARY"), TO MASCO CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                MASCO CORPORATION

                              5 7/8% Notes Due 2012

                                                                    $350,000,000

                                                             CUSIP No. 574599AX4

         Masco Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "COMPANY," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Three Hundred Fifty Million Dollars on July 15, 2012, and to pay interest thereon from June 27, 2002 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15 in each year, commencing January 15, 2003, at the rate of 57/8% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on the Securities shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: October 16, 2002

                                        MASCO CORPORATION

                                        By /s/ John R. Leekley
                                           -------------------------------------
                                           Name:  John R. Leekley
                                           Title: Senior Vice President and
                                                  General Counsel

Attest: /s/ Eugene A. Gargaro, Jr.
        -------------------------
        Name:  Eugene A. Gargaro, Jr.
        Title: Secretary

                 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: October 16, 2002

                                   Bank One Trust Company, National Association,
                                    as Trustee

                                   By /s/ Benita A. Pointer
                                      ------------------------------------------
                                      Authorized Officer

                               REVERSE OF SECURITY

         This Security is one of a duly authorized issue of securities of the Company (herein called the "SECURITIES"), issued and to be issued in one or more series under an Indenture, dated as of February 12, 2001 (herein called the "INDENTURE"), between the Company and Bank One Trust Company, National Association, as Trustee (herein called the "TRUSTEE," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, currently limited in aggregate principal amount to $850,000,000.

         The Notes will be redeemable at the option of the Company, in whole at any time or in part from time to time (each, a "REDEMPTION DATE") at a redemption price equal to the greater of (i) 100% of their principal amount plus accrued interest to the Redemption Date and (ii) the sum, as determined by the Independent Investment Banker, of the present values of the principal amount and the remaining scheduled payments of interest on the Notes to be redeemed (exclusive of interest accrued to such Redemption Date), discounted from the scheduled payment dates to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points plus accrued but unpaid interest thereon to the Redemption Date. Notwithstanding the foregoing, installments of interest on Notes that are due and payable on an interest payment date falling on or prior to the relevant Redemption Date will be payable to the holders of such Notes registered as such at the close of business on the relevant record date according to their terms and the provisions of the Indenture.

         "COMPARABLE TREASURY ISSUE" means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

         "COMPARABLE TREASURY PRICE" means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or if the Trustee obtains fewer than three such Reference

Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

         "INDEPENDENT INVESTMENT BANKER" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

         "REFERENCE TREASURY DEALER" means (a) each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney, Inc. and their respective successors, unless either of them ceases to be a primary U.S. Government securities dealer in New York City (a "PRIMARY TREASURY DEALER"), in which case the Company shall substitute another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer selected by the Company.

         "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any Redemption Date for the Notes, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. New York City time, on the third Business Day preceding such Redemption Date.

         "TREASURY RATE" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such Redemption Date using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury price for such Redemption Date.

         This Security will be subject to defeasance and discharge and to defeasance of certain obligations as set forth in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                      RESOLUTIONS OF THE PRICING COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                                MASCO CORPORATION
                                 AUGUST 15, 2002

         WHEREAS, Masco Corporation, a Delaware corporation (the "Company") the Company has filed A Registration Statement (No. 333-73802) on Form S-3 with the Securities and Exchange Commission, which is in effect;

         WHEREAS, the Company desires to create two series of securities under the indenture dated as of February 12, 2001 (the "Indenture"), with Bank One Trust Company, National Association, (the "Trustee"), providing for the issuance from time to time of unsecured debentures, notes or other evidences of indebtedness of this Company ("Securities") in one or more series under such Indenture; and

         WHEREAS, capitalized terms used in these resolutions and not otherwise defined are used with the same meaning ascribed to such terms in the Indenture;

         THEREFORE, BE IT RESOLVED, that there is established two series of Securities under the Indenture, the terms of which shall be as follows:

         5-Year Notes

                  1. The Securities of one series shall be designated as the "4-5/8% Notes Due 2007."

                  2. The aggregate principal amount of Securities of such series which may be authenticated and delivered under the Indenture is limited to Three Hundred Million Dollars ($300,000,000), except for Securities of such series authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Sections 3.04, 3.05, 3.06, 9.06 or 11.07 of the Indenture.

                  3. The date on which the principal of the Securities of such series shall be payable is August 15, 2007.

                  4. The Securities of such series shall bear interest from August 20, 2002 at the rate of 4-5/8% per annum, payable semi-annually on February 15 and August 15 of each year commencing on February 15, 2003 until the principal thereof is paid or made available for payment. The February 1 or August 1 (whether or not a business day), as the case may be, next preceding each such interest payment date shall be the "record date" for the determination of holders to whom interest is payable.

                  5. The Securities of such series shall be issued initially in the form of global securities registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), and will be held by the Trustee as custodian for DTC. The Securities shall be subject to the procedures of DTC and will not be issued in definitive registered form.

                  6. The principal of and interest on the Securities of such series shall be payable at the office or agency of this Company maintained for such purpose in Chicago, Illinois or at any other office or agency designated by the Company for such purpose pursuant to the Indenture.

                  7. The Securities of such series shall be subject to redemption in whole or in part prior to maturity, at the Company's option, at a redemption price established in accordance with current market practice, substantially as follows: the redemption price shall be equal to the greater of (i) 100% of the principal amount of the Securities plus accrued interest to the redemption date, or (ii) the sum of the present values of the remaining principal amount and scheduled payments of interest on the Securities of such series to be redeemed (other than accrued interest to the redemption date), discounted to the redemption date on a semi-annual basis at the appropriate treasury rate plus 20 basis points plus accrued interest to the redemption date.

                  8. The Securities of such series shall be issuable in denominations of One Thousand Dollars ($1,000) and any integral multiples thereof.

                  9. The Securities shall be issuable at a price such that this Company shall receive Two Hundred Ninety Six Million Seven Hundred Twenty Four Thousand Dollars ($296,724,000) after an underwriting discount of One Million Eight Hundred Thousand Dollars ($1,800,000).

                  10. The Securities shall be subject to Defeasance and discharge pursuant to Section 4.02 of the Indenture and to Covenant Defeasance pursuant to Section 10.06 of the Indenture with respect to any term, provision or condition set forth in any negative or restrictive covenant of the Company applicable to the Securities.

         30-Year Notes

                  1. The Securities of one series shall be designated as the "6-1/2% Notes Due 2032."

                  2. The aggregate principal amount of Securities of such series which may be authenticated and delivered under the Indenture is limited to Three Hundred Million Dollars ($300,000,000), except for Securities of such series authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Sections 3.04, 3.05, 3.06, 9.06 or 11.07 of the Indenture.

                  3. The date on which the principal of the Securities of such series shall be payable is August 15, 2032.

                  4. The Securities of such series shall bear interest from August 20, 2002 at the rate of 6-1/2% per annum, payable semi-annually on February 15 and August 15 of each year commencing on February 15, 2003 until the principal thereof is paid or made available for payment. The February 1 or August 1 (whether or not a business day), as the case may be, next preceding each such interest payment date shall be the "record date" for the determination of holders to whom interest is payable.

                  5. The Securities of such series shall be issued initially in the form of global securities registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), and will be held by the Trustee as custodian for DTC. The Securities shall be subject to the procedures of DTC and will not be issued in definitive registered form.

                  6. The principal of and interest on the Securities of such series shall be payable at the office or agency of this Company maintained for such purpose in Chicago, Illinois or at any other office or agency designated by the Company for such purpose pursuant to the Indenture.

                  7. The Securities of such series shall be subject to redemption in whole or in part prior to maturity, at the Company's option, at a redemption price established in accordance with current market practice, substantially as follows: the redemption price shall be equal to the greater of (i) 100% of the principal amount of the Securities plus accrued interest to the redemption date, or (ii) the sum of the present values of the remaining principal amount and scheduled payments of interest on the Securities of such series to be redeemed (other than accrued interest to the redemption date), discounted to the redemption date on a semi-annual basis at the appropriate treasury rate plus 30 basis points plus accrued interest to the redemption date.

                  8. The Securities of such series shall be issuable in denominations of One Thousand Dollars ($1,000) and any integral multiples thereof.

                  9. The Securities shall be issuable at a price such that this Company shall receive Two Hundred Ninety Four Million Six Hundred Three Thousand Dollars ($294,603,000) after an underwriting discount of Two Million Six Hundred Twenty Five Thousand Dollars ($2,625,000).

                  10. The Securities shall be subject to Defeasance and discharge pursuant to Section 4.02 of the Indenture and to Covenant Defeasance pursuant to Section 10.06 of the Indenture with respect to any term, provision or condition set forth in any negative or restrictive covenant of the Company applicable to the Securities.

         FURTHER RESOLVED, that the Securities of each such series are declared to be issued under the Indenture and subject to the provisions hereof;

         FURTHER RESOLVED, that the Chairman of the Board, the President or any Vice President of the Company is authorized to execute, on the Company's behalf and in its name, and the Secretary or any Assistant Secretary of the Company is authorized to attest to such execution and under the Company's seal (which may be in the form of a facsimile of the Company's seal), $300,000,000 aggregate principal amount of the 4-5/8% Notes Due 2007 (the "5-Year Notes") and $300,000,000 aggregate principal amount of the 6-1/2% Notes Due 2032 (the "30-Year Notes") (and in addition in each case Securities to replace lost, stolen, mutilated or destroyed Securities and Securities required for exchange, substitution or transfer, all as provided in the Indenture) and to deliver such Securities to the Trustee for authentication, and the Trustee is authorized and directed thereupon to authenticate and deliver the same to or upon the written order of this Company as provided in the Indenture;

         FURTHER RESOLVED, that the signatures of the Company officers so authorized to execute the Securities of such series may be the manual or facsimile signatures of the present or any future authorized officers and may be imprinted or otherwise reproduced thereon, and the Company for such purpose adopts each facsimile signature as binding upon it notwithstanding the fact that at the time the respective Securities shall be authenticated and delivered or disposed of, the individual so signing shall have ceased to hold such office;

         FURTHER RESOLVED, that Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., Banc One Capital Markets, Inc., Barclays Capital Inc. and Commerzbank Capital Markets Corp. are appointed underwriters for the issuance and sale of the Securities of each such series, and the Chairman of the Board, the President or any Vice President of the Company is authorized, in the Company's name and on its behalf, to execute and deliver an Underwriting Agreement, substantially in the form heretofore approved by the Company's Board of Directors, with such underwriters, with such changes and insertions therein as are appropriate to conform such Underwriting Agreement to the terms set forth herein or otherwise as the officer executing such Underwriting Agreement shall approve and as are not inconsistent with these resolutions, such approval to be conclusively evidenced by such officer's execution and delivery of the Underwriting Agreement;

         FURTHER RESOLVED, that Bank One Trust Company, National Association, the Trustee under the Indenture, is appointed trustee for Securities of each such series, and as Agent of this Company for the purpose of effecting the registration, transfer and exchange of the Securities of such series as provided in the Indenture, and the corporate trust office of Bank One Trust Company, National Association, in Chicago, Illinois is designated pursuant to the Indenture as the office or agency of the Company where such Securities may be presented for registration, transfer and exchange and where notices and demands to or upon this Company in respect of the Securities and the Indenture may be served;

         FURTHER RESOLVED, that Bank One Trust Company, National Association, is appointed Paying Agent of this Company for the payment of interest on and principal of the Securities of each such series, and the corporate trust office of Bank One Trust Company,

National Association, is designated, pursuant to the Indenture, as the office or agency of the Company where Securities may be presented for payment; and

         FURTHER RESOLVED, that each of the Company's officers is authorized and directed, on behalf of the Company and in its name, to do or cause to be done everything such officer deems advisable to effect the sale and delivery of the Securities of each such series pursuant to the Underwriting Agreement and otherwise to carry out the Company's obligations under the Underwriting Agreement, and to do or cause to be done everything and to execute and deliver all documents as such officer deems advisable in connection with the execution and delivery of the Underwriting Agreement and the execution, authentication and delivery of such Securities (including, without limiting the generality of the foregoing, delivery to the Trustee of the Securities for authentication and of requests or orders for the authentication and delivery of Securities).

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, 55 WATER STREET, NEW YORK, NEW YORK (THE "DEPOSITARY"), TO MASCO CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                MASCO CORPORATION

                              4 5/8% NOTES DUE 2007

                                                                    $300,000,000

                                                             CUSIP No. 574599AZ9

                  Masco Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "COMPANY," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Three Hundred Million Dollars on August 15, 2007, and to pay interest thereon from August 20, 2002 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 15 and August 15 in each year, commencing February 15, 2003, at the rate of 4 5/8% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of

         Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on the Securities shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                  Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

         Dated: August 20, 2002

                                   MASCO CORPORATION

                                   By /S/ Timothy Wadhams
                                      ------------------------------------------
                                      Timothy Wadhams
                                      Vice President and
                                      Chief Financial Officer
Attest:  /S/ Eugene A. Gargaro, Jr.
         -------------------------
         Eugene A. Gargaro, Jr.
         Secretary

                 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

         Date of Authentication: August 20, 2002

                                   Bank One Trust Company, National Association,
                                     as Trustee

                                   By /s/  Benita A. Pointer
                                      ------------------------------------------
                                      Authorized Officer

                               REVERSE OF SECURITY

                  This Security is one of a duly authorized issue of securities of the Company (herein called the "SECURITIES"), issued and to be issued in one or more series under an Indenture, dated as of February 12, 2001 (herein called the "INDENTURE"), between the Company and Bank One Trust Company, National Association, as Trustee (herein called the "TRUSTEE," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $300,000,000.

                  The Notes will be redeemable at the option of the Company, in whole at any time or in part from time to time (each, a "REDEMPTION DATE") at a redemption price equal to the greater of (i) 100% of their principal amount plus accrued interest to the Redemption Date and (ii) the sum, as determined by the Independent Investment Banker, of the present values of the principal amount and the remaining scheduled payments of interest on the Notes to be redeemed (exclusive of interest accrued to such Redemption Date), discounted from the scheduled payment dates to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points plus accrued but unpaid interest thereon to the Redemption Date. Notwithstanding the foregoing, installments of interest on Notes that are due and payable on an interest payment date falling on or prior to the relevant Redemption Date will be payable to the holders of such Notes registered as such at the close of business on the relevant record date according to their terms and the provisions of the Indenture.

                  "COMPARABLE TREASURY ISSUE" means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

                  "COMPARABLE TREASURY PRICE" means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or if the Trustee obtains fewer than three such Reference

         Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

                  "INDEPENDENT INVESTMENT BANKER" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

                  "REFERENCE TREASURY DEALER" means (a) each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney, Inc. and their respective successors, unless either of them ceases to be a primary U.S. Government securities dealer in New York City (a "PRIMARY TREASURY DEALER"), in which case the Company shall substitute another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer selected by the Company.

                  "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any Redemption Date for the Notes, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. New York City time, on the third Business Day preceding such Redemption Date.

                  "TREASURY RATE" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such Redemption Date using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury price for such Redemption Date.

                  This Security will be subject to defeasance and discharge and to defeasance of certain obligations as set forth in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, 55 WATER STREET, NEW YORK, NEW YORK (THE "DEPOSITARY"), TO MASCO CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                MASCO CORPORATION

                              6 1/2% NOTES DUE 2032

                                                                    $300,000,000

                                                             CUSIP No. 574599AY2

                  Masco Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Three Hundred Million Dollars on August 15, 2032, and to pay interest thereon from August 20, 2002 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 15 and August 15 in each year, commencing February 15, 2003, at the rate of 61/2% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of

         Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on the Securities shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                  Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

         Dated: August 20, 2002

                                  MASCO CORPORATION

                                  By  /S/ Timothy Wadhams
                                      ------------------------------------------
                                      Timothy Wadhams
                                      Vice President and
                                      Chief Financial Officer

Attest:  /S/ Eugene A. Gargaro, Jr.
         -------------------------
         Eugene A. Gargaro, Jr.
         Secretary

                 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

         Date of Authentication: August 20, 2002

                                   Bank One Trust Company, National Association,
                                    as Trustee

                                   By /s/ Benita A. Pointer
                                      ------------------------------------------
                                      Authorized Officer

                               REVERSE OF SECURITY

                  This Security is one of a duly authorized issue of securities of the Company (herein called the "SECURITIES"), issued and to be issued in one or more series under an Indenture, dated as of February 12, 2001 (herein called the "Indenture"), between the Company and Bank One Trust Company, National Association, as Trustee (herein called the "TRUSTEE," which term includes any successor trustee under the INDENTURE), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $300,000,000.

                  The Notes will be redeemable at the option of the Company, in whole at any time or in part from time to time (each, a "Redemption Date") at a redemption price equal to the greater of (i) 100% of their principal amount plus accrued interest to the Redemption Date and (ii) the sum, as determined by the Independent Investment Banker, of the present values of the principal amount and the remaining scheduled payments of interest on the Notes to be redeemed (exclusive of interest accrued to such Redemption Date), discounted from the scheduled payment dates to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points plus accrued but unpaid interest thereon to the Redemption Date. Notwithstanding the foregoing, installments of interest on Notes that are due and payable on an interest payment date falling on or prior to the relevant Redemption Date will be payable to the holders of such Notes registered as such at the close of business on the relevant record date according to their terms and the provisions of the Indenture.

                  "COMPARABLE TREASURY ISSUE" means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

                  "COMPARABLE TREASURY PRICE" means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or if the Trustee obtains fewer than three such Reference

         Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

                  "INDEPENDENT INVESTMENT BANKER" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

                  "REFERENCE TREASURY DEALER" means (a) each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney, Inc. and their respective successors, unless either of them ceases to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), in which case the Company shall substitute another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer selected by the Company.

                  "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any Redemption Date for the Notes, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. New York City time, on the third Business Day preceding such Redemption Date.

                  "TREASURY RATE" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such Redemption Date using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury price for such Redemption Date.

                  This Security will be subject to defeasance and discharge and to defeasance of certain obligations as set forth in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.